WILLIAM BLAIR FUNDS

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2021

Effective January 24, 2022, the information below supplements similar disclosure in the Statement of Additional Information under “Management of the Trust – Investment Adviser – Portfolio Managers.” Effective as of the same date, disclosure in the Statement of Additional Information under “Management of the Trust – Investment Adviser – Portfolio Managers” related to John C. Murphy is removed.

Hugo Scott-Gall is responsible for the management of the Emerging Markets Leaders Fund, the Global Leaders Fund, and other accounts. As of December 31, 2021, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0
Other pooled investment vehicles	5	$1,146,245,543
Other advisory accounts	2	$2,257,663,224

Kenneth J. McAtamney is responsible for the management of the Emerging Market Leaders Fund, Global Leaders Fund, the International Leaders Fund, the International Growth Fund, the Institutional International Growth Fund, and other accounts. As of December 31, 2021, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	7	$4,021,776,031
Other pooled investment vehicles	26	$6,331,350,457
Other advisory accounts	45	$14,022,562,503

Andrew Siepker* is responsible for the management of the International Growth Fund, the Institutional International Growth Fund, and other accounts. As of December 31, 2021, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other advisory accounts	0	$0

*	Was not a named portfolio manager of any accounts until January 24, 2022.

The compensation of the Adviser’s portfolio managers is based on the firm’s mission: “Empower Colleagues, Deliver Client Success and Engage in our Communities.” Messrs. Clarke, Crowe, Fennell, Flynn, Fording, Golan, Jones, Leslie, Livingston, McAtamney, McClone, Mitchell, Neiman Preyss, Ricci, Scott-Gall, Sexton, Siepker, Singer, and Thompson, Mses. Anderson, Thurston and Ms. Ziverte are Partners of the Adviser, and Ms. Lynch and Mr. Marks are Associates of the Adviser. As of December 31, 2021, compensation for Partners of the Adviser consists of a fixed base salary, a share of the firm’s profits and, in most instances, a discretionary bonus, and compensation for Associates of the Adviser consists of a fixed base salary and a discretionary bonus. The discretionary bonus as well as any potential changes to the Partners’ ownership stakes are determined by the head of William Blair’s Investment Management Department and William Blair’s Executive Committee, and are based on both quantitative and qualitative factors, rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the Adviser and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one

(albeit with many checks and balances and quantitative inputs) that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account. In addition, there is no formula for evaluating the factors.

The following table sets forth the dollar range of shares owned in the Fund that these portfolio managers manage as of December 31, 2021.

Portfolio Manager	Name of Fund	Dollar Range of Shares Owned
Hugo Scott-Gall	Emerging Market Leaders Fund	None*
Kenneth McAtamney	Emerging Market Leaders Fund	$100,001–$500,000
Andrew Siepker	International Growth Fund	$10,001–$50,000
Andrew Siepker	Institutional International Growth Fund	$100,001–$500,000

*	Became a portfolio manager of the Emerging Market Leaders Fund effective January 24, 2022.

Dated: January 27, 2022

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Statement of Additional Information for future reference.